GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs U.S. Equity Insights Fund

(the “Fund”)

Supplement dated February 13, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), dated April 30, 2025, as supplemented to date

The Board of Trustees of Goldman Sachs Variable Insurance Trust (the “Board”) recently approved a change to the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of any related fundamental investment restrictions.

These changes are subject to approval by the shareholders of the Fund at a meeting that will be held on or about June 12, 2026 (the “Meeting”). Changing the Fund’s status to “non-diversified” would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers. Market appreciation among issuers in certain industry segments has expanded their market capitalizations, increasing their weightings in major stock benchmarks. Given the weightings of the largest holdings in the Fund’s benchmark and the appreciation of the Fund’s largest holdings, the portfolio managers of the Fund believe that it is important to have flexibility to continue to invest in these holdings, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility. If approved by shareholders of the Fund at the Meeting, the Fund, as a non-diversified fund, would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

Prior to the Meeting, shareholders of the Fund entitled to vote at the Meeting will receive a proxy statement that will contain additional information about the Fund’s diversification status and fundamental restrictions.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

VITUSEQPLCYSTK 02-26